EXHIBIT 10.22

STOCK OPTION AGREEMENT made as of the 20th day of December, 2004 between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a Delaware corporation (the “Company”), and ________________ (“Optionee”).

WHEREAS, the Optionee is an employee of the Company or a subsidiary thereof;

WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the “Grant”) the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1999 Stock Option Plan (the “Plan”) and upon and subject to the following terms and conditions:

    1.        GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase up to _____________________________________ (_____) Common Shares of the Company (the “Option Shares”) pursuant to the Plan. The Option shall vest and become exercisable in accordance with the provisions of section 4 below. The Options granted pursuant to this agreement shall remain exercisable through the close of business on December 20, 2014.

    2.        NATURE OF OPTION. Such Options to purchase the Option Shares are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to “incentive stock options”.

    3.        EXERCISE PRICE. The exercise price of each of the Option Shares shall be $22.45. The Company shall pay all original issue or transfer taxes on the exercise of the Option.

    4.        VESTING. Except as specifically provided otherwise herein or in the Plan, and subject to the Optionee remaining in the continuous employment with the Company or its subsidiaries through the applicable vesting dates provided below, the Option shall be come vested and exercisable as follows:

    (a)        One hundred percent (100%) of the Option Shares to become fully vested and exercisable on the fourth anniversary of the date hereof.

    (b)        Notwithstanding paragraph (a) herein:

    (i)        fifty percent (50%) of the Option Shares to become fully vested and exercisable two years from the date hereof, provided the Company has achieved average net income growth greater than or equal to 30% for fiscal years 2005 and 2006;

    (ii)        seventy-five percent (75%) of the Option Shares to become fully vested and exercisable three years from the date hereof, provided the Company has achieved average net income growth greater than or equal to 30% for fiscal years 2005, 2006 and 2007; and

    (iii)        one hundred percent of the Option Shares to become fully vested and exercisable three years from the date hereof, provided the Company has achieved average net income growth greater than or equal to 35% for fiscal years 2005, 2006 and 2007.

5.     EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee’s name evidencing the number of Option Shares covered thereby.

    6.        ACCELERATED VESTING UPON CHANGE OF CONTROL. In the event of any (i) consolidation or merger of the Company with or into another company where the Company is not the survivor and the directors of the Company immediately prior to the consolidation or merger do not constitute a majority of the board of directors subsequent to the consolidation or merger, or (ii) conveyance of all or substantially all of the assets of the Company to another company, (such consolidation, merger or conveyance of assets a “Change in Control”) each then outstanding Option (x) shall, immediately prior to the effective date of the Change in Control, become fully exercisable, provided that no acceleration of exercisability shall occur with respect to an outstanding Option if and to the extent such Option is, in connection with the Change in Control, to be assumed or otherwise continued in full force or effect by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction, and (y) shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled upon such Change in Control.

    7.        TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee’s lifetime, shall not be exercisable by any person other than the Optionee.

    8.        INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

    9.        NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

    10.        BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

    11.        ENTIRE AGREEMENT. This Agreement and the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                     NATIONAL MEDICAL HEALTH
                                                     CARD SYSTEMS, INC.
                                                     By:

                                                     ____________________________________
                                                     Jim Smith, CEO

                                                     ____________________________________
                                                     Signature of Optionee

                                                     ____________________________________
                                                     Name of Optionee

                                                     ____________________________________
                                                     Address of Optionee

EXHIBIT A

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

OPTION EXERCISE FORM

        The undersigned hereby irrevocably elects to exercise the within Option dated __________________ to the extent of purchasing___________________ Common Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $______________ in payment therefor.

                                                                     ________________________
                                                                      Name of Optionee

                                                                      ________________________
                                                                      Signature of Optionee

                                                                     ________________________
                                                                      Address of Holder

                                                                     ________________________
                                                                       Date